                                                        EXHIBIT NO. EX-99.g.1.bb


                                   SCHEDULE B3

                           LIST OF AUTHORIZED PERSONS
                                THE UBS FUNDS AND
                             UBS RELATIONSHIP FUNDS

The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized to originate trades on behalf of The UBS Funds and UBS Relationship Funds as of December 2, 2003. All prior authorizations are superseded by this list.

UBS Global Asset Management (Americas) Inc. - Fixed Income Department

Printed Name                                       Signature
------------                                       ---------
Shelley J. Aron                               /s/ Shelley J. Aron
                                              ---------------------------------
Debbie Baggett                                /s/ Debbie Baggett
                                              ---------------------------------
Christopher Baker                             /s/ Christopher Baker
                                              ---------------------------------
Thomas Clarkson                               /s/ Thomas Clarkson
                                              ---------------------------------
Elizabeth de Larauze                          /s/ Elizabeth de Larauze
                                              ---------------------------------
Kris Dorr                                     /s/ Kris Dorr
                                              ---------------------------------
Craig Ellinger                                /s/ Craig Ellinger
                                              ---------------------------------
Matthew Iannucci                              /s/ Matthew Iannucci
                                              ---------------------------------
Debbie Johnson                                /s/ Debbie Johnson
                                              ---------------------------------
Kiki Katsikas                                 /s/ Kiki Katsikas
                                              ---------------------------------
Linda A. Kent                                 /s/ Linda A. Kent
                                              ---------------------------------
Megan B. Lamb                                 /s/ Megan B. Lamb
                                              ---------------------------------
Stacey Lane                                   /s/ Stacey Lane
                                              ---------------------------------
James Law                                     /s/ James Law
                                              ---------------------------------
YuChen Lin                                    /s/ YuChen Lin
                                              ---------------------------------
Michael Markowitz                             /s/ Michael Markowitz
                                              ---------------------------------
Tim McAuliffe                                 /s/ Tim McAuliffe
                                              ---------------------------------
Maria Mednikov Loucks                         /s/ Maria Mednikov Loucks
                                              ---------------------------------
David Michael                                 /s/ David Michael
                                              ---------------------------------
Ryan Nugent                                   /s/ Ryan Nugent
                                              ---------------------------------
Ashu Pal                                      /s/ Ashu Pal
                                              ---------------------------------

John Penicook, Jr.                            /s/ John Penicook, Jr.
                                              ---------------------------------
Ryan Raymod                                   /s/ Ryan Raymond
                                              ---------------------------------
Marianne Rossi                                /s/ Marianne Rossi
                                              ---------------------------------
Robert Sabatino                               /s/ Robert Sabatino
                                              ---------------------------------
Uwe Schillhorn                                /s/ Uwe Schillhorn
                                              ---------------------------------
Eric Staudt                                   /s/ Eric Staudt
                                              ---------------------------------
Justin Tabellione                             /s/ Justin Tabellione
                                              ---------------------------------
Shu Yang Tan                                  /s/ Shu Yang Tan
                                              ---------------------------------
Mary May Wilson                               /s/ Mary May Wilson
                                              ---------------------------------


UBS Global Asset Management (Americas) Inc. - Equity Department

Michael Abellera                              /s/ Michael Abellera
                                              --------------------
Denise Groeger                                /s/ Denise Groeger
                                              ------------------
Paul Harvey                                   /s/ Paul Harvey
                                              ---------------
James Malles                                  /s/ James Malles
                                              ----------------
Jason Mullin                                  /s/ Jason Mullin
                                              ----------------
John Nena                                     /s/ John Nena
                                              -------------
Gilberto Ruiz                                 /s/ Gilberto Ruiz
                                              -----------------
Pamela Siple                                  /s/ Pamela Siple
                                              ----------------
Barbara Weston                                /s/ Barbara Weston
                                              ------------------


                           LIST OF AUTHORIZED PERSONS
                                THE UBS FUNDS AND
                             UBS RELATIONSHIP FUNDS

Any two of the following individuals of UBS Global Asset Management are authorized to originate memos and other instructions, as well initiate cash movements as of December 2, 2003 on behalf of The UBS Funds and UBS Relationship Funds. All prior authorizations are superseded by this list.

                                                              Initials
                                                              --------
/s/ Jon Adams                                                    J.A.
---------------------------------------------               -----------
Jon Adams

/s/ Joseph A. Anderson                                          J.A.A.
---------------------------------------------               ------------
Joseph A. Anderson

/s/ Erik D. Boyme                                               E.D.B.
---------------------------------------------               ------------
Erik D. Boyme

/s/ Matthew Chan                                                 M.C.
---------------------------------------------               -----------
Matthew Chan

/s/ Cindy Czapla                                                 C.C.
---------------------------------------------               -----------
Cindy Czapla

/s/ Georgia (Jeanie) J. Dieckman                                G.J.D.
---------------------------------------------               ------------
Georgia J. Dieckman

/s/ Mary Drummond                                                M.D.
---------------------------------------------               -----------
Mary Drummond

/s/ David Floyd                                                  D.F.
---------------------------------------------               -----------
David Floyd

/s/ Catherine E. Macrae                                         C.E.M.
---------------------------------------------               ------------
Catherine E. Macrae

/s/ Joseph T. Malone                                            J.T.M.
---------------------------------------------               ------------
Joseph T. Malone

/s/ Mark McKevitt                                                M.M.
---------------------------------------------               -----------
Mark McKevitt

/s/ Karen Mitidiero                                             K.M.
---------------------------------------------               -----------
Karen Mitidiero

/s/ Daniel Mungovan                                              D.M.
---------------------------------------------               -----------
Daniel Mungovan

/s/ Robert J. Oliver                                            R.J.O.
---------------------------------------------               ------------
Robert J. Oliver

/s/ Guillermo Wong                                               G.W.
---------------------------------------------               -----------
Guillermo Wong


                           LIST OF AUTHORIZED PERSONS
                                THE UBS FUNDS AND
                             UBS RELATIONSHIP FUNDS


The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized to originate memos and other instructions, as well as initiate cash movements, as of December 2, 2003. All prior authorizations are superseded by this list.

Name                                                         Initials
----                                                         --------
/s/ David M. Goldenberg                                        D.M.G.
---------------------------------------------               ------------
David M. Goldenberg

/s/ David E. Floyd                                             D.E.F.
---------------------------------------------               ------------
David E. Floyd

/s/ Mark F. Kemper                                             M.F.K.
---------------------------------------------               ------------
Mark F. Kemper

/s/ Paul H. Schubert                                           P.H.S.
---------------------------------------------               ------------
Paul H. Schubert
